                         SUPPLEMENT TO THE PROSPECTUSES

                              WARBURG PINCUS FUNDS

The following information supersedes certain information in the Funds' Prospectuses.

New Adviser. Effective today, the Funds' investment adviser, Credit Suisse Asset Management, became Credit Suisse Asset Management, LLC (CSAM LLC). In addition, as a result of the closing of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse), Warburg Pincus was combined with CSAM LLC. Credit Suisse Asset Management had changed its name from BEA Associates effective January 1, 1999. Accordingly, all references in the Prospectuses to BEA Associates are now to CSAM LLC.

CSAM LLC is an indirect wholly-owned U.S. subsidiary of Credit Suisse. CSAM LLC, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years and has assets under management of approximately $58.7 billion. CSAM LLC's principal business address is 153 East 53rd Street, New York, New York 10022.

Change of Name of Distributor. Counsellors Securities Inc., the Funds' distributor, has changed its name to Credit Suisse Asset Management Securities, Inc. to reflect its ownership by Credit Suisse.

Address Change. The following address replaces the current address provided in the Prospectus for overnight or courier service: Boston Financial, Attn: Warburg Pincus Funds, 66 Brooks Drive, Braintree, MA 02184.

Dated: July 6, 1999

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 26, 1998

                            As Revised July 6, 1999

                                    for the

                     Common and Institutional Shares of the

              WARBURG, PINCUS LONG-SHORT MARKET NEUTRAL FUND, INC.

                  WARBURG, PINCUS LONG-SHORT EQUITY FUND, INC.

                P.O. Box 9030, Boston, Massachusetts 02205-9030

                       For information, call 800-WARBURG

               This combined Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the Common Shares and Institutional Shares of the Warburg Pincus Long-Short Market Neutral Fund and the Warburg Pincus Long-Short Equity Fund (collectively, the "Funds"), dated October 26, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Funds at 800-927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE COMMON AND INSTITUTIONAL SHARE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                                                           Page
                                                                                           ----
GENERAL......................................................................................1
COMMON INVESTMENT POLICIES -- ALL FUNDS......................................................1
SUPPLEMENTAL INVESTMENT POLICIES -- LONG-SHORT EQUITY FUND...................................8
INVESTMENT LIMITATIONS......................................................................10
RISK FACTORS................................................................................12
DIRECTORS AND OFFICERS......................................................................16
DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999...................................21
INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS..............................................21
PORTFOLIO TRANSACTIONS......................................................................28
PURCHASE AND REDEMPTION INFORMATION.........................................................31
VALUATION OF SHARES.........................................................................31
PERFORMANCE INFORMATION.....................................................................33
TAXES.......................................................................................34
ADDITIONAL INFORMATION CONCERNING THE FUNDS' SHARES.........................................43
MISCELLANEOUS...............................................................................43
INDEPENDENT ACCOUNTANTS AND COUNSEL.........................................................44
FINANCIAL STATEMENTS........................................................................44

Appendix A.................................................................................A-1
Appendix B.................................................................................B-1

                                    GENERAL

               The investment objective of the Warburg Pincus Long-Short Market Neutral Fund ("Long-Short Neutral Fund") is long-term capital appreciation. The investment objective of the Warburg Pincus Long-Short Equity Fund ("Long-Short Equity Fund") is to achieve a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

               Each of the Funds is an open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998.

               Unless otherwise indicated, the following investment policies may be changed by the Funds' Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the combined Common Share and combined Institutional Share Prospectuses.

                    COMMON INVESTMENT POLICIES -- ALL FUNDS

               The following supplements the information contained in the combined Common Share and combined Institutional Share Prospectuses concerning the investment objectives and policies of, and techniques used by the Funds.

               NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

               TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

               REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of averse market action, expenses and/or delays in the connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Credit Suisse Asset Management, LLC, each Fund's adviser ("CSAM" or the "Adviser"). A Fund's Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's Adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

               REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements during the coming year.

               ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, equity swaps, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that the Adviser has determined are liquid pursuant to guidelines established by the Funds' Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

               Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

               If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

               The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Funds.

               UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

               LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 33-1/3% of its total assets (including the loan collateral) to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

               BORROWING. Each Fund may borrow up to 33-1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

               U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

               OPTIONS AND FUTURES CONTRACTS. The Funds may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. These Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

               Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

               When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

               There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               SHORT SALES. The Long-Short Neutral Fund will seek, and the Long-Short Equity Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

               A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

               Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

               SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

           SUPPLEMENTAL INVESTMENT POLICIES -- LONG-SHORT EQUITY FUND

               S&P 500 INDEX FUTURES AND RELATED OPTIONS. An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

               Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Long-Short Equity Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

               In contrast to purchases of a common stock, no price is paid or received by the Long-Short Equity Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

               The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

               Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Long-Short Equity Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                             INVESTMENT LIMITATIONS

               The Funds have adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

               1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and, (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.

               2. Issue any senior securities, except as permitted under the 1940 Act;

               3. Act as an underwriter of securities within the meaning of the Securities Act except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

               5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

               6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

               7. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

               For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

               In addition to the fundamental investment limitations specified above, a Fund may not:

               1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

               2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

               3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

               4. Purchase or retain the securities of any issuer, if those individual officers and directors of the Funds, the Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

               5. (Long-Short Neutral Fund only) Acquire any securities registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

               The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

               Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

               Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                                  RISK FACTORS

               FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

               Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

               In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

               Reporting Standards. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Funds than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

               Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

               Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

               Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

               Operating Expenses. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

               SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

               Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

               A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

               The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

               Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                             DIRECTORS AND OFFICERS

               The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)                        Director
40 Grosvenor Road                              Currently retired; Executive Vice
Short Hills, New Jersey 07078                  President and Chief Financial
                                               Officer of Pan Am Corporation and
                                               Pan American World Airways, Inc.
                                               from 1988 to 1991; Director of
                                               The Infinity Mutual Funds, BISYS
                                               Group Incorporated;
                                               Director/Trustee of other Warburg
                                               Pincus Funds and other CSAM-
                                               advised investment companies.

Jack W. Fritz (72)                             Director
2425 North Fish Creek Road                     Private investor; Consultant and
P.O. Box 483                                   Director of Fritz Broadcasting,
Wilson, Wyoming 83014                          Inc. and Fritz Communications
                                               (developers and operators of
                                               radio stations); Director of
                                               Advo, Inc. (direct mail
                                               advertising); Director/Trustee
                                               of other Warburg Pincus Funds.

Jeffrey E. Garten (52)                         Director
Box 208200                                     Dean of Yale School of Management
New Haven, Connecticut 06520-8200              and William S. Beinecke Professor
                                               in the Practice of International
                                               Trade and Finance; Undersecretary
                                               of Commerce for International
                                               Trade from November 1993 to
                                               October 1995; Professor at
                                               Columbia University from
                                               September 1992 to November 1993;
                                               Director/Trustee of other Warburg
                                               Pincus Funds.

James S. Pasman, Jr. (68)                      Director
29 The Trillium                                Currently retired; President
Pittsburgh, Pennsylvania 15238                 and Chief Operating Officer of
                                               National InterGroup, Inc. from
                                               April 1989 to March 1991;
                                               Chairman of Permian Oil Co. from
                                               April 1989 to March 1991;
                                               Director of Education Management
                                               Corp., Tyco International Ltd.;
                                               Trustee, BT Insurance Funds
                                               Trust; Director/Trustee of other
                                               Warburg Pincus Funds and other
                                               CSAM-advised investment
                                               companies.

William W. Priest* (57)                        Chairman of the Board
153 East 53rd Street                           Chairman- Management Committee,
New York, New York 10022                       Chief Executive Officer and
                                               Managing Director of CSAM (U.S.)
                                               since 1990; Director of TIG
                                               Holdings, Inc.; Director/Trustee
                                               of other Warburg Pincus Funds and
                                               other CSAM-advised investment
                                               companies.

Steven N. Rappaport (50)                       Director
c/o Loanet, Inc.                               President of Loanet, Inc. since
153 East 53rd Street,                          1997; Executive Vice President of
Suite 5500                                     Loanet, Inc. from 1994 to 1997;
New York, New York 10022                       Director, President, North
                                               American Operations, and former
                                               Executive Vice President from
                                               1992 to 1993 of Worldwide
                                               Operations of Metallurg Inc.;
                                               Executive Vice President,
                                               Telerate, Inc. from 1987 to 1992;
                                               Partner in the law firm of
                                               Hartman & Craven until 1987;
                                               Director/Trustee of other Warburg
                                               Pincus Funds and other CSAM-
                                               advised investment companies.

-------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Arnold M. Reichman* (51)                       Vice Chairman of the Board
466 Lexington Avenue                           Managing Director and Chief
New York, New York 10017-3147                  Operating Officer of CSAM;
                                               Associated with CSAM since CSAM
                                               acquired the Funds' predecessor
                                               adviser in July 1999; with the
                                               predecessor adviser since 1984;
                                               Officer of CSAMSI; Director of
                                               The RBB Fund, Inc.;
                                               Director/Trustee of other Warburg
                                               Pincus Funds.

Alexander B. Trowbridge (69)                   Director
1317 F Street, N.W.,                           Currently retired; President of
5th Floor                                      Trowbridge Partners, Inc.
Washington, DC 20004                           (business consulting) from
                                               January 1990 to November 1996;
                                               Director or Trustee of New
                                               England Mutual Life Insurance
                                               Co., ICOS Corporation
                                               (biopharmaceuticals), IRI
                                               International (energy services),
                                               The Rouse Company (real estate
                                               development), Harris Corp.
                                               (electronics and communications
                                               equipment), The Gillette Co.
                                               (personal care products) and
                                               Sunoco, Inc. (petroleum refining and
                                               marketing); Director/Trustee of other
                                               Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                       President
466 Lexington Avenue                           Managing Director of CSAM;
New York, New York 10017-3147                  Associated with CSAM since CSAM
                                               acquired the Funds' predecessor
                                               adviser in July 1999; with the
                                               predecessor adviser since 1991;
                                               Vice President of Citibank, N.A.
                                               from 1987 to 1991; Officer of
                                               CSAMSI and of other Warburg
                                               Pincus Funds.

------------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Hal Liebes, Esq. (35)                          Vice President and Secretary
153 East 53rd Street                           Director and General Counsel of
New York, New York 10022                       CSAM; Associated with CSAM since
                                               1995; Associated with CS First
                                               Boston Investment Management from
                                               1994 to 1995; Associated with
                                               Division of Enforcement, U.S.
                                               Securities and Exchange
                                               Commission from 1991 to 1994;
                                               Officer of CSAMSI and other
                                               Warburg Pincus Funds.

Michael A. Pignataro (39)                      Treasurer and Chief Financial
153 East 53rd Street                           Officer
New York, New York 10022                       Vice President and Director of
                                               Fund Administration of CSAM;
                                               Associated with CSAM since 1986;
                                               Officer of other Warburg Pincus
                                               Funds.


Janna Manes, Esq. (31)                         Assistant Secretary
466 Lexington Avenue                           Vice President and Legal Counsel
New York, New York 10017-3147                  of CSAM; Associated with CSAM
                                               since CSAM acquired the Funds'
                                               predecessor adviser in July 1999;
                                               with the predecessor adviser
                                               since 1996; Associated with the
                                               law firm of Willkie Farr &
                                               Gallagher from 1993 to 1996;
                                               Officer of other Warburg Pincus
                                               Funds.

Stuart J. Cohen, Esq. (30)                     Assistant Secretary
466 Lexington Avenue                           Vice President and Legal Counsel
New York, New York 10017-3147                  of CSAM; Associated with CSAM
                                               since CSAM acquired the Funds'
                                               predecessor adviser in July 1999;
                                               with the predecessor adviser
                                               since 1997; Associated with the
                                               law firm of Gordon Altman
                                               Butowsky Weitzen Shalov & Wein
                                               from 1995 to 1997; Officer of
                                               other Warburg Pincus Funds.

Rocco A. DelGuercio (36)                       Assistant Treasurer
153 East 53rd Street                           Assistant Vice President and
March New York, New York 10022                 Administrative Officer of CSAM;
                                               Associated with CSAM since June
                                               1996; Assistant Treasurer,
                                               Bankers Trust Corp. -- Fund
                                               Administration from March 1994 to
                                               June 1996; Mutual Fund Accounting
                                               Supervisor, Dreyfus Corporation
                                               from April 1987 to 1994;
                                               Officer of other Warburg Pincus
                                               Funds.

               No employee of CSAM, PFPC Inc. and Counsellors Funds Service, Inc., the Funds' co-administrators ("PFPC" and "Counsellors Service," respectively), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, Counsellors Service or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

           DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999

-------------------------------------------------------------------------------------------
      Name of Director             Long-Short Neutral Fund              Long-Short Equity
                                                                              Fund
-------------------------------------------------------------------------------------------
William W. Priest**                          None                            None
-------------------------------------------------------------------------------------------
Arnold M. Reichman**                         None                            None
-------------------------------------------------------------------------------------------
Richard N. Cooper***                        1,750                            1,750
-------------------------------------------------------------------------------------------
Richard H. Francis****                       375                              375
-------------------------------------------------------------------------------------------
Jack W. Fritz                               1,750                            1,750
-------------------------------------------------------------------------------------------
Jeffrey E. Garten                           1,750                            1,750
-------------------------------------------------------------------------------------------
James S. Pasman, Jr.****                     375                              375
-------------------------------------------------------------------------------------------
Steven N. Rappaport****                      375                              375
-------------------------------------------------------------------------------------------
Alexander B. Trowbridge                     1,825                            1,825
-------------------------------------------------------------------------------------------

-----------------------

               As of September 30, 1998, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.

                 INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS

               ADVISORY AGREEMENTS. CSAM renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements, (the "Advisory Agreements"). CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements").

               CSAM, located at 153 East 53rd Street, New York, New York 10022, is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and

-----------------------

** Mr. Priest and Mr. Reichman receive compensation as affiliates of CSAM, and, accordingly, receive no compensation from any Fund or any other investment company advised by CSAM.

***     Mr. Cooper resigned as a Director of each Fund effective July 6, 1999.

**** Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

               Credit Suisse Asset Management, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

               As an investment adviser, CSAM emphasizes a global investment strategy. CSAM currently acts as investment adviser for twenty-two other investment companies registered under the 1940 Act. They are: BEA Strategic Global Income Fund, Inc., BEA Income Fund, Inc., The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc. In addition, CSAM acts as sub-adviser to certain portfolios of twelve other registered investment companies: Frank Russell Investment Company (Fixed Income III Fund and Multi-strategy Bond Fund), Oppenheimer (LifeSpan Balanced Fund, LifeSpan Income Fund and LifeSpan Growth Fund), Panorama (LifeSpan Balanced Account, LifeSpan Capital Appreciation Account and LifeSpan Diversified Income Account), SEI Institutional Managed Trust (High Yield Bond Fund), WNL Series Trust (BEA Growth and Income Fund), Touchstone International Equity Fund and Touchstone Variable Annuity International Equity Fund.

               CSAM has sole investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. CSAM will select investments for the Funds and will place purchase and sale orders on behalf of the Funds.

               The Long-Short Neutral Fund pays CSAM a basic management fee, computed daily and payable monthly, at the annual rate of 1.50% of the average net assets of the Fund. After the first year of operations, this basic management fee may be increased or decreased by applying an adjustment formula (the "Performance Adjustment"). The Performance Adjustment is calculated monthly by comparing the Fund's investment performance to a Target (as defined below) during the most recent twelve-month period. The "Target" is the investment record of the Salomon Smith Barney 1-Month U.S. Treasury Bill Index-TM- plus 5 percentage points. The Performance Adjustment is added to or subtracted from the basic fee.

               The Performance Adjustment may increase or decrease the basic fee in five steps. The first step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than one but not more than two percentage points. In this event, the Performance Adjustment would be 0.10%, and the annual rate of the total management fee would be either 1.40% or 1.60%. The second step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than two but not more than three percentage points. In this event, the Performance Adjustment would be 0.20%, and the annual rate of the total management fee would be either 1.30% or 1.70%. The third step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than three but not more than four percentage points. In this event, the Performance Adjustment would be 0.30%, and the annual rate of the total management fee would be either 1.20% or 1.80%. The fourth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by more than four but not more than five percentage points. In this event, the Performance Adjustment would be 0.40%, and the annual rate of the total management fee would be either 1.10% or 1.90%. The fifth step would occur if the Fund's performance during the most recent 12-month period differed from that of the Target by five percentage points or more. In this event, the Performance Adjustment would be 0.50%, and the annual rate of the total management fee would be either 1.00% or 2.00%. Thus:

                                                           PERFORMANCE
TOTAL MANAGEMENT                    BASIC RATE              ADJUSTMENT            FEE RATE
----------------                   ------------           -------------          ------------
---------------------------------------------------------------------------------------------
No adjustment                          1.50%                    N/A                  1.50%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
First Step:
    Performance exceeds
    Target by more than 1
    but not more than 2
    percentage points                  1.50                     .10%                 1.60

Performance lags Target by
    more than 1 but not more
    than 2 percent points              1.50                    (.10)                 1.40
---------------------------------------------------------------------------------------------
Second Step:
    Performance exceeds
    Target by more than 2
    but not more than 3

                                                           PERFORMANCE
TOTAL MANAGEMENT                    BASIC RATE              ADJUSTMENT            FEE RATE
----------------                   ------------            -------------         -----------
---------------------------------------------------------------------------------------------
    percentage points                  1.50                     .20                  1.0

Performance lags Target by
    more than 1 but not more
    than 3 percent points              1.50                    (.20)                 1.30
---------------------------------------------------------------------------------------------

Third Step:
    Performance exceeds
    Target by more than 3
    but not more than 4
    percentage points                  1.50                     .30                  1.80

Performance lags Target by
    more than 3 but not more
    than 4 percent points              1.50                    (.30)                 1.20
---------------------------------------------------------------------------------------------
Fourth Step:
    Performance exceeds
    Target by more than 4
    but not more than 5
    percentage points                  1.50                     .40                  1.90

Performance lags Target by
    more than 4 but not more
    than 5 percent points              1.50                    (.40)                 1.10
---------------------------------------------------------------------------------------------
Fifth Step:
    Performance exceeds
    Target by more than 5
    percentage points                  1.50                     .50                  2.00

Performance lags Target by
    more than 5 percent
    points                             1.50                    (.50)                 1.00
---------------------------------------------------------------------------------------------

               The Long-Short Equity Fund pays CSAM a management fee, computed daily and payable quarterly, at the annual rate of 0.10% of the average net assets of the Fund.

               CSAM and, with respect to the Common Shares of the Funds, Counsellors Service have voluntarily undertaken to limit the total annual operating expenses of each Fund (including the management fee but not including nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) applicable to each class to the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectuses, plus the Performance Adjustment applicable to the Long-Short Neutral Fund. The Performance Adjustment would be determined without regard to any waivers of the basic management fee.

               For the period from commencement of operations (August 3, 1998) and ending August 31, 1998, the BEA Long-Short Market Neutral Fund has paid BEA Associates, the predecessor to CSAM, $4,661 (after fee waivers) in advisory fees and BEA Associates has waived fees and/or reimbursed expenses in the amount of $2,758.

               Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a Fund are allocated among all Funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and equitable. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding management and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

               Under the Advisory Agreements, CSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreements.

               The Advisory Agreements for the Funds were approved on October 22, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each Advisory Agreement is terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to CSAM. Each of the Advisory Agreements may also be terminated by CSAM on 60 days' written notice to the Fund. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

               CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Custodial Trust Company ("CTC") acts as the custodian for the Funds and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, CTC (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and
(e) makes periodic reports to the Funds' Board of Directors concerning each Fund's operations. CTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that CTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, CTC receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

               State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Funds' Board of Directors concerning the operations of each Fund. For its services to the Funds under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

               ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC, an indirect, wholly-owned subsidiary of PNC Bank Corp., and Counsellors Service, Inc. both serve as co-administrators to each of the Common and Institutional Class of the Funds pursuant to separate written agreements (the "PFPC Co-Administration Agreements" and the "Counsellors Service Co-Administration and Accounting Services Agreements," respectively). BEA Associates, the predecessor of CSAM, and PFPC, had served as administrator and co-administrators to the Institutional Class and Advisor Class of the BEA Funds, respectively. The services provided by, and the fees payable by the Funds to Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectuses of the Funds. Each class of shares of the Funds bears its proportionate share of fees payable to Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation. See the Prospectuses, "Management of the Funds."

               The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any loss suffered by the Funds in connection with the performance of services under the PFPC Co-Administration Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Co-Administration Agreements. The Counsellors Service Co-Administration Agreements provide that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder.

               For the period from commencement of operations (August 3, 1998) and ending August 31, 1998, the BEA Long-Short Market Neutral Fund has paid PFPC and Counsellors Service, with respect to the Institutional Shares, administration fees of $0 and $148, respectively, and PFPC and Counsellors Service has waived fees and/or reimbursed expenses in the amounts of $618 and $594, respectively.

               DISTRIBUTION AND SHAREHOLDER SERVICING. The Funds have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), in consideration for services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of Common Shares of the Fund. Services performed by CSAMSI include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of the Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Service, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of CSAMSI related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

               Pursuant to the 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

               The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons in the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors/Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of the majority of the outstanding voting securities of the Common Shares of a Fund.

                             PORTFOLIO TRANSACTIONS

               Subject to policies established by the Board of Directors, CSAM is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, CSAM seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While CSAM generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

               Portfolio transactions for the Funds shall be effected on domestic securities exchanges. In transactions for securities not actively traded on a securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities. The Funds may use affiliates of Credit Suisse Group, CSAM's parent company, in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission (the "SEC") when CSAM believes that the charge for the transaction does not exceed usual and customary levels.

               Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

               In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

               For the fiscal year ended August 31, 1998, the BEA Long-Short Market Neutral Fund has paid $3,790 in brokerage commissions.

               No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. CSAM may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of CSAM. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by CSAM under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that CSAM, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of CSAM to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

               Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

               CSAM may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

               Investment decisions for each Fund and for other investment accounts managed by CSAM are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which CSAM or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Funds' Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

               In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

               It is anticipated that, under normal market conditions, the annual portfolio turnover rate for the Long-Short Neutral Fund and the Long-Short Equity Fund will not exceed 150% and 50%, respectively. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

                      PURCHASE AND REDEMPTION INFORMATION

               The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

               Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                              VALUATION OF SHARES

               The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Although the Fund does not invest directly in foreign securities, it invests in American Depository Receipts, the value of which depends on the underlying foreign security. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

               Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

               In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Board of Directors.

                            PERFORMANCE INFORMATION

               TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                 ERV    1/n
                           T = [(______) - 1]
                                    P

        Where:        T =  average annual total return;
                    ERA =  ending redeemable value of a hypothetical $1,00
                           payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);
                      P = hypothetical initial payment of $1,000; and n = period covered by the computation, expressed in years.

               Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                            ERV
Aggregate Total Return = [(-----) - l]
                             P

               The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

               The total return of the Institutional Shares of the Long-Short Neutral Fund for the period beginning August 3, 1998 (inception date) to August 31, 1998 was 1.80% (unannualized). Such performance information is the performance of the Institutional Shares of the BEA Long-Short Market Neutral Fund (the predecessor of the Long-Short Neutral Fund). Because shares of the Long-Short Equity Fund, as well as the Common Shares of the Long-Short Neutral Fund, had not been issued as of August 31,

1998, no performance information is provided with respect to such shares.

               The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CAD Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Smith Barney 1-Month Treasury Bill Index,-TM- Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Long-Short Market Neutral Fund may from time to time compare the daily volatility of its net asset value to the daily volatility of the S&P 500 Index. The S&P 500 Index is an unmanaged index with no defined investment objective, and is a registered trademark of McGraw-Hill Co., Inc.

                                     TAXES

               GENERAL TAX CONSEQUENCES TO THE FUNDS AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

               Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of
(i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

               In addition to satisfaction of the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

               Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

               In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

               The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

               Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Funds in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

               Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28%, as applicable), regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Funds to shareholders not later than 60 days after the close of each Fund's respective taxable year.

               In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Funds will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Funds to shareholders not later than 60 days after the close of the Fund's taxable year.

               Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

               Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income", (as determined for corporate income regular tax purposes) with certain adjustments.

               Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectuses) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

               Corporate shareholders will have to take into account (1) all exempt interest dividends, if any, and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

               "Constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

               If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

               The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

               The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Funds that he is not subject to backup withholding or that he is an "exempt recipient."

               Transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character (i.e., ordinary or capital) of gains or losses realized by a Fund, accelerate the recognition of income by a Fund and defer a Fund's losses. Exchange control regulations may restrict repatriations of investment income and capital or of the proceeds of sales of securities by investors such as the Funds. In addition, certain investments (such as zero coupon securities and shares of so-called "passive foreign investment companies" or "PFICs") may cause a Fund to recognize income without the receipt of cash. Each of these circumstances, whether separately or in combination, may limit a Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the Subchapter M and excise tax distributions requirements.

               The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

               Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

               Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

               SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

               Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

               Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

               Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of
Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

               Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

               Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

               Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

               Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

               The Code permits a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it is deemed to realize as ordinary income. A Fund generally is not subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains are taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

               Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

              ADDITIONAL INFORMATION CONCERNING THE FUNDS' SHARES

               The Funds do not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Funds' By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Funds have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Funds will assist in shareholder communication in such matters.

                                 MISCELLANEOUS

               The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

               CONTROL PERSONS. As of October 16, 1998, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                        Percent Owned
                                                                            as of
             Fund                     Name and Address                October 16, 1998
             ----                     ----------------               -----------------
Long-Short Neutral Fund               Michael A. Wall TTE                   75.00%
(Institutional Shares)                Michael A. Wall Trust
                                      U/A DTD 12/29/1997
                                      P.O. Box 4579
                                      Jackson, WY 83001-4579

                                      CS First Boston Inc                   16.60%
                                      c/o Nancy Faiese
                                      55 E. 52nd St. 27th
                                      Floor
                                      New York, NY 10055-0002

                                      C. Richard Wilson                      5.55%
                                      2876 Parkview Cir
                                      Emmaus, PA 18049-1217

Long-Short Equity Fund                William W. Priest                    100.00%
(Institutional Shares)                2 East 70th Street #5
                                      New York, NY 10021-4913

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

               PricewaterhouseCoopers LLP ("PWC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund.

               The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Funds and provides legal services from time to time for CSAM, Counsellors Service, and CSAMSI.

                              FINANCIAL STATEMENTS

        Common and Institutional Shares of each of the Funds had not been issued as of August 31, 1998 and, accordingly, no financial information is provided with respect to such shares. Financial information with respect to Institutional Shares of the corresponding BEA Funds has been derived from financial statements audited by PWC. The audited financial statements and notes thereto in the BEA Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") and in the BEA Long-Short Equity Fund's financial statement for the period September 11, 1998 (commencement of operations) and ending October 20, 1998 (collectively, the "Reports") are incorporated by reference into this Statement of Additional Information and attached hereto, respectively. No other parts of the Reports are incorporated by reference herein or attached hereto. The financial statements included in the Reports have been audited by PWC. The reports of PWC are incorporated herein by reference or attached hereto given upon their authority as experts in accounting and auditing. Copies of the Reports may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information. Shareholders of the Long-Short Equity Fund may also obtain the BEA Long-Short Market Neutral Fund's Annual Report by calling the same number.

                                                                     APPENDIX A

                            COMMERCIAL PAPER RATINGS

               A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

               "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

               "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

               "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

               "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

               Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

               "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

               "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

               "Not Prime" - Issuers do not fall within any of the Prime rating categories.

               The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

               "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

               "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

               "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

               "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

               "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

               "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

               "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

               Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

               "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

               "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

               "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

               "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

               "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

               "D" - Securities are in actual or imminent payment default.

               Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

               "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

               "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

               "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

               "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

                 CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

               The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

               "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

               "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

               "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

               "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

               "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

               "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

               "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

               "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

               "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

               "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

               PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

               The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

               "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

               "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

               Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

               Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

               The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

               "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

               "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

               "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

               "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

               "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade.

               Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

               To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

               The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

               "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

               "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

               "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

               "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

               "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

               "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

               "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

               "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

               To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

               Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

               "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

               "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

               "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

               "D" - This designation indicates that the long-term debt is in default.

               PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                             MUNICIPAL NOTE RATINGS

               A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

               "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

               "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

               "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

               Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

               "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

               "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

               "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

               "SG" - This designation denotes speculative quality and lack of margins of protection.

               Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                                                     APPENDIX B

               As stated in the Prospectuses, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  INTEREST RATE FUTURES CONTRACTS

               USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

               A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

               DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

               Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

               Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

               A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

               With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  INDEX FUTURES CONTRACTS

               GENERAL. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS

(Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

               A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

               In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

               A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  MARGIN PAYMENTS

               Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

               There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

               When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

               In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

               Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

               Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

               Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

               The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  OPTIONS ON FUTURES CONTRACTS

               A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  OTHER MATTERS

               Accounting for futures contracts will be in accordance with generally accepted accounting principles.

               The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

                          BEA LONG-SHORT EQUITY FUND
                             OF THE RBB FUND, INC.
                      STATEMENT OF ASSETS OF LIABILITIES
                               OCTOBER 20, 1998

ASSETS
  Investments at value (Cost $94,164)                                                 $  93,316
  Investments of futures contracts at value (Cost $16)                                       32
  Deferred offering costs                                                                43,248
  Investments sold receivable                                                            10,637
  Margin deposits with brokers for future contracts                                       6,000
  Receivable from advisor                                                                14,572
  Margin receivable                                                                         400
  Dividends receivable                                                                       35
  Interest receivable                                                                         1
                                                                                       --------

    Total Assets                                                                        168,241

LIABILITIES
  Payable for deferred offering costs                                                    48,570
  Accrued expenses payable                                                                9,276
                                                                                       --------

    Total Liabilities                                                                    57,846

NET ASSETS (APPLICABLE TO 7,168 BEA INSTITUTIONAL
 SHARES)                                                                               $110,395
                                                                                       ========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER BEA INSTITUTIONAL SHARE ($110,395/ 7,168)                                           $15.40
                                                                                       ========

                See Accompanying Notes to Financial Statements.

The BEA Long-Short Equity Fund of The RBB Fund, Inc. Notes to Financial
Statements

Note 1. Summary of Significant Accounting Policies

The RBB Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on February 29, 1988, and currently has twenty-seven investment Portfolios, one of which is included in these financial statements.

The Fund has authorized capital of thirty billion shares of common stock of which 16.27 billion are currently classified into ninety-seven classes. Each class represents an interest in one of twenty-seven investment portfolios of RBB. The classes have been grouped into fifteen separate "families", nine of which have begun investment operations. The BEA Family includes the BEA Long-Short Equity Fund which is covered by this report.

The BEA Long-Short Equity Fund may invest in the securities of other investment companies, and intends to principally invest in Institutional shares of the BEA Long-Short Market Neutral Fund, a portfolio of the RBB Fund, Inc. Because the BEA Long-Short Equity Fund may invest up to 100% of its assets in shares of the BEA Long-Short Market Neutral Fund and other investment companies, the expenses associated with investing in the Fund may be higher than those associated with a portfolio that directly invests in securities that are not themselves investment companies.

A) SECURITY VALUATION-Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, Fund securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Investment companies are valued at the calculated daily net asset value.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME-Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

D) FEDERAL INCOME TAXES-No provision is made for Federal taxes as it is the Fund's intention to have each Fund qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

E) USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F) REPURCHASE AGREEMENTS-Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities that the maximum permissible remaining maturity of portfolio investments. The Seller will be required on a daily basis to maintain the value of the securities subject to the agreement to equal at least 102% of the repurchase price including accrued interest. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

G) FUTURES TRANSACTIONS-The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Certain portfolio's of the Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

As of October 20, 1998, BEA Long-Short Equity Fund held the following futures contracts:

FUTURES                         EXPIRATION      CONTRACT       CONTRACT       UNREALIZED
CONTRACTS                          DATE          AMOUNT          VALUE         GAIN/LOSS
                               ------------  -------------  -------------  ---------------
S&P 500 E-Mini                   12/15/98         107,000        107,400          400

H) OFFERING COSTS-Offering costs including initial registration costs have been deferred and will be charged to expense during the Fund's first year of operation.

Note 2. Transactions with Affiliates and Related Parties

Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for BEA Long-Short Equity Fund.

For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                    Fund                  Annual Rate
                    ----                  -----------
BEA Long-Short Equity Fund                0.10% of average daily net assets

BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the period ended October 20, 1998, advisory fees and waivers for each of the Fund were as follows:

                                                Gross                                 Net
                                              Advisory                             Advisory
                                                 Fee              Waiver              Fee
                                             ---------            ------           --------
BEA Long-Short Equity Fund                      $1.00             (1.00)               0

Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street Bank and Trust Company, serves as each Fund's transfer and dividend disbursing agent.

PFPC Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for the Fund. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the period ended October 20, 1998, administration fees for the Fund were as follows:

                                                  Gross                             Net
                                             Administration                    Administration
                                                   Fee            Waiver            Fee
                                             --------------       ------       --------------
BEA Long-Short Equity Fund                        $1.00             --             $1.00

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, of the BEA Long-Short Equity Fund and the related statement of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the BEA Long-Short Equity Fund at October 20, 1998, the results of its operations, changes in its net assets and the financial highlights for the period September 11, 1998 (commencement of operations) to October 20, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 20, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 22, 1998